Kemper Intermediate
Government Trust

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED NOVEMBER 30, 1995

"Our early decision to extend the fund's duration enabled it to perform extremely well during the government bond rally, which began in the first quarter of 1995, heightened in May and continued..."

Table of
Contents
3
General
Economic Overview
5
Performance Update
6
Terms to Know
7
Portfolio Statistics
8
Portfolio of
Investments
9
Report of
Independent Auditors
10
Financial Statements
12
Notes to
Financial Statements
14
Financial Highlights
15
Description of
Dividend Reinvestment
and Cash Purchase Plan

At A Glance

-------------------------------------------------
TOTAL RETURNS
-------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1995:
                        BASED ON         BASED ON
                        NET ASSET        MARKET
                        VALUE            PRICE
-------------------------------------------------
KEMPER INTERMEDIATE
GOVERNMENT TRUST         15.20%            8.61%
-------------------------------------------------

-------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
-------------------------------------------------
                         AS OF           AS OF
                       11/30/95        11/30/94
-------------------------------------------------
NET ASSET VALUE         $8.31            $7.77
-------------------------------------------------
MARKET PRICE            $7.13            $7.13
-------------------------------------------------

-------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND
YIELD INFORMATION FOR THE FUND AS OF
NOVEMBER 30, 1995.
-------------------------------------------------
1 YEAR INCOME:                          $0.5970
-------------------------------------------------
NOVEMBER DIVIDEND:                      $0.0475
-------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:              6.86%
(BASED ON NET ASSET VALUE)
-------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:              7.99%
(BASED ON MARKET PRICE)
-------------------------------------------------



Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market value assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

About Your Report

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as to explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

         Specifically, your report now includes:

-        Terms you need to know related to your fund

-        A look at your fund's portfolio composition and how it has changed

-        The average maturity of your fund's underlying investments

         If you have any comments about the revised format, please write to:

         Kemper Funds
         Shareholder Communications
         120 South LaSalle Street
         Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed very positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide were significantly higher than they were in 1994.

        We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2 percent in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

        Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

        The Fed reduced rates again in December, this time acknowledging discussions underway to reduce the federal budget deficit. Assuming these discussions are productive, a third rate cut is possible. Even with such reducing by the Fed, our forecast calls for lower growth ranging between 2 percent to 3 percent for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

        We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.

        As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

        International investing continues to be quite complex. After sinking to its post-World War II low last year, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                       NOW (12/31/95)      6 MONTHS AGO       1 YEAR AGO         2 YEARS AGO
10-YEAR TREASURY RATE(1)                    5.71               6.28              7.78               5.75
PRIME RATE(2)                               8.65               8.80              8.50               6.00
INFLATION RATE(3)*                          2.60               2.97              2.60               2.74
THE U.S. DOLLAR(4)*                        -1.57              -9.31             -4.52               1.71
CAPITAL GOODS ORDERS(5)**                   7.60              17.84             13.53              23.75
INDUSTRIAL PRODUCTION(6)*                   1.88               2.80              6.43               3.76
EMPLOYMENT GROWTH(7)*                       1.50               2.29              3.15               2.58



1 Falling interest rates in recent years have been a big plus for financial assets.
2        The interest rate that commercial lenders charge their best borrowers.
3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
5        These influence corporate profits and equity performance.
6        An influence on corporate profits and equity performance.
7        An influence on family income and retail sales.
*        Data as of November 30, 1995
**       Data as of October 31, 1995

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

        Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

        With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio managers. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER

January 9, 1996

Performance Update

[BYRNES PHOTO]

ELIZABETH BYRNES JOINED KEMPER FINANCIAL SERVICES, INC. (KFS) IN 1982 AND IS A FIRST VICE PRESIDENT OF KFS. SHE HAS BEEN PORTFOLIO CO-MANAGER OF KEMPER INTERMEDIATE GOVERNMENT TRUST SINCE 1994. BYRNES RECEIVED HER B.S. DEGREE FROM MIAMI UNIVERSITY AND IS A CERTIFIED PUBLIC ACCOUNTANT.

[KEELY PHOTO]

MICHELLE KEELEY JOINED KEMPER FINANCIAL SERVICES, INC. IN 1990 AND IS FIRST VICE PRESIDENT OF KFS. SHE HAS BEEN PORTFOLIO CO-MANAGER OF KEMPER INTERMEDIATE GOVERNMENT TRUST SINCE 1994. KEELEY RECEIVED HER BACHELOR OF ARTS DEGREE FROM MICHIGAN STATE UNIVERSITY AND WENT ON TO RECEIVE HER M.M. FROM KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO CO-MANAGERS ELIZABETH BYRNES AND MICHELLE KEELEY DISCUSS WHY THEY MADE INVESTING FOR TOTAL RETURN A PRIORITY AND HOW THEIR REACTIONS TO CHANGES IN THE MARKET HELPED PROVIDE THE HIGHEST TOTAL RETURN, BASED ON NET ASSET VALUE, IN THE FUND'S SEVEN YEAR HISTORY.

Q        THE FUND'S FISCAL YEAR -- DECEMBER 1, 1994, THROUGH NOVEMBER 30, 1995
-- WAS A PERIOD OF FALLING INTEREST RATES, WHILE THE PREVIOUS YEAR WAS MARKED BY RISING INTEREST RATES. WHAT WAS BEHIND THIS SHIFT IN INTEREST RATE DIRECTION AND HOW DID IT IMPACT THE BOND MARKET?

A        Throughout 1994, economic growth was robust. The Federal Reserve Board
-- in an effort to circumvent inflation -- raised the federal funds rate six times during 1994 and once in February 1995. These interest rate hikes hurt the market and bond prices fell dramatically. It was one of the worst years in history for bonds.

        Yet 1995 was a very good year for bonds. The Fed's tightening led to a soft landing for the economy -- slow economic growth and low inflation. And, as growth slowed, interest rates began to fall and the performance of fixed-income investments improved. Government bond prices increased in 1995 as market interest rates fell, increasing the appeal of bond investments.

Q        WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND AS INTEREST RATES
FELL?

A        The most important move we made was to extend the fund's average duration. Duration is a measurement of a portfolio's sensitivity to interest rates. The longer the portfolio's duration, the more sensitive it is to interest rate changes. Throughout most of 1994, when interest rates were rising, we positioned the fund defensively and maintained a short duration. In late December 1994 and early January 1995, however, our outlook on the economy changed as economic indicators revealed that growth had begun to slow. At that point, we began to extend the fund's duration because we expected interest rates to fall.

        The government bond market started to rally in the spring and interest rates did decline. Our early decision to extend duration enabled the fund to perform extremely well during the rally, which began in the first quarter, heightened in May, and continued to a lesser extent through the end of the fiscal year.

Q        HOW DID YOU ADJUST THE DURATION?


A        We extended the fund's duration throughout the year by investing in discount mortgages. Discount mortgages are those purchased below par ($100). They tend to perform well when the market rallies and interest rates fall. This is because mortgage prepayments are more prevalent when interest rates fall and borrowers refinance at lower market rates. Since prepayments

Performance Update

are made at par value, the total return on these discount mortgages increases as prepayments occur.

        We also extended duration by purchasing intermediate-term discount Treasuries. These longer duration securities appreciate in price as they mature. Thus, while providing less current income, these securities offer better price appreciation potential.

        To finance our mortgage and Treasury purchases, we sold the fund's shorter duration premium coupon Treasuries and reduced our cash equivalent position. Although this move sacrificed some current income, it made sense because as the premium coupon Treasuries mature, their price declines to par. This amortization to par erodes the total return potential for the fund.

Q        THE FUND'S DIVIDEND WAS CUT TWICE THIS YEAR. WERE THESE CUTS A RESULT
OF YOUR EMPHASIS ON TOTAL RETURN?

A        The $0.0060 per share reduction in the fund's monthly dividend distribution was a result of the decline in interest rates and of our strategy of managing the fund for total return. Granted, the income provided by the fund's large investment in premium coupon Treasuries was attractive. But we believed that the investment couldn't offer shareholders a competitive total return as interest rates fell. And in order to maintain that level of income during this year's declining rate environment, we would have needed to expose shareholders to more investment risk than we believed was prudent. Moreover, we believe that total return -- both income and price appreciation -- benefits shareholders in the long run.

Q        WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?


A        We expect that interest rates will continue to fall in the coming months and that slow economic growth will be accompanied by a low rate of inflation. We also expect that a meaningful federal budget resolution will be reached, which will allow for even further interest rate cuts by the Federal Reserve Board. Given this outlook, we have positioned the fund in short-term and intermediate-term Treasuries that should perform well in that environment.

Q        WHAT COULD THREATEN YOUR OUTLOOK -- AND RESULT IN AN ADJUSTMENT OF
YOUR PORTFOLIO MANAGEMENT STRATEGY?

A        Our risks are fairly obvious. If the economy begins to grow more rapidly, for example, our interest rate outlook will be incorrect, and we'd have to readjust and move into shorter duration investments. But we don't see that happening. We expect a continued slow-growth, low-inflation environment, which is positive for government securities and for the fund.

Terms To Know

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The larger the duration number, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

Portfolio Statistics

PORTFOLIO COMPOSITION

----------------------------------------------------------------------
                                      ON 11/30/95        ON 11/30/94
----------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENTS             53%                79%
----------------------------------------------------------------------
MORTGAGES                                 35                 10
----------------------------------------------------------------------
LONG-TERM GOVERNMENTS                     12                 --
----------------------------------------------------------------------
SHORT-TERM TREASURIES AND CASH
EQUIVALENTS (ONE YEAR OR LESS)            --                 11
----------------------------------------------------------------------
                                         100%               100%
----------------------------------------------------------------------


                                 [PIE CHART]


-       INTERMEDIATE-TERM GOVERNMENTS

-       MORTGAGES

-       LONG-TERM GOVERNMENTS

-       SHORT-TERM TREASURIES AND CASH EQUIVALENTS (ONE YEAR OR LESS)

AVERAGE MATURITY

----------------------------------------------------------------------
                                      ON 11/30/95        ON 11/30/94
----------------------------------------------------------------------
AVERAGE MATURITY                      8.3 YEARS           3.1 YEARS
----------------------------------------------------------------------


Portfolio of Investments

KEMPER INTERMEDIATE GOVERNMENT TRUST

Portfolio of Investments at November 30, 1995
(Dollars in thousands)
--------------------------------------------------------------------------------

      U.S. GOVERNMENT                                COUPON                      PRINCIPAL
        OBLIGATIONS                TYPE               RATE         MATURITY       AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------
U.S. TREASURY               Notes                 9.25%              1996         $18,000     $  18,073
SECURITIES--81.2%                                 8.875-9.25         1998          25,000        27,321
(Cost: $225,504)                                  6.375-9.125        1999          82,015        88,822
                                                  6.875-8.50         2000          23,240        25,186
                                                  6.50               2005           8,590         9,036
                            Bonds                 11.125             2003          16,000        21,275
                                                  10.00              2010           5,000         6,448
                                                  10.375             2012          10,000        13,641
                                                  8.75               2020           7,090         9,262
                                                  8.125              2021           8,420        10,382
                            ---------------------------------------------------------------------------
                                                                                                229,446
-------------------------------------------------------------------------------------------------------
GOVERNMENT                  Pass-through          6.50               2026          15,000        14,691
NATIONAL MORTGAGE           certificates          7.00             2022-2026       33,817        33,842
ASSOCIATION--24.3%                                7.50             2022-2026       18,090        18,450
(Cost: $66,623)                                   9.00             2016-2025        1,587         1,673
                            ---------------------------------------------------------------------------
                                                                                                 68,656
-------------------------------------------------------------------------------------------------------
FEDERAL                     Collateralized        5.55               2007           9,017         8,973
NATIONAL MORTGAGE           mortgage              6.25               2022          10,000         9,869
ASSOCIATION--6.7%           obligations
(Cost: $17,485)
                            ---------------------------------------------------------------------------
                                                                                                 18,842
-------------------------------------------------------------------------------------------------------
FEDERAL HOME                Collateralized        6.25               2021          10,000         9,920
LOAN MORTGAGE               mortgage
CORPORATION--3.5%           obligations
(Cost: $8,645)
                            ---------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT OBLIGATIONS--115.7%                           326,864
                            (Cost: $318,257)
                            ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
MONEY MARKET                Yield-5.64%, Due December 1995
INSTRUMENTS--.7%            (Cost: $1,999)                                          2,000         1,999
                            ---------------------------------------------------------------------------
                            TOTAL INVESTMENTS--116.4%
                            (Cost: $320,256)                                                    328,863
                            ---------------------------------------------------------------------------
                            LIABILITIES, LESS CASH AND OTHER ASSETS--(16.4)%                    (46,384)
                            ---------------------------------------------------------------------------
                            NET ASSETS--100%                                                  $ 282,479
                            ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $320,256,000 for federal income tax purposes at November 30, 1995, the aggregate gross unrealized appreciation was $8,895,000, the aggregate gross unrealized depreciation was $288,000 and the net unrealized appreciation on investments was $8,607,000.

See accompanying Notes to Financial Statements.

                                                 Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER INTERMEDIATE GOVERNMENT TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Intermediate Government Trust as of November 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Intermediate Government Trust at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal years since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois

January 12, 1996

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995
(in thousands)

 ASSETS

Investments, at value
(Cost: $320,256)                                                                         $328,863
-------------------------------------------------------------------------------------------------
Cash                                                                                          567
-------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                         10,072
-------------------------------------------------------------------------------------------------
  Interest receivable                                                                       3,907
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                          343,409
-------------------------------------------------------------------------------------------------

 LIABILITIES AND NET ASSETS

Payable for:
  Investments purchased                                                                    60,655
-------------------------------------------------------------------------------------------------
  Management fee                                                                              186
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                       70
-------------------------------------------------------------------------------------------------
  Other                                                                                        19
-------------------------------------------------------------------------------------------------
    Total liabilities                                                                      60,930
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 33,996 SHARES OUTSTANDING, $.01 PAR VALUE, EQUIVALENT TO
  $8.31 PER SHARE                                                                        $282,479
-------------------------------------------------------------------------------------------------

 ANALYSIS OF NET ASSETS

Paid-in capital                                                                          $315,523
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                              (41,789)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                  8,607
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                           138
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                              $282,479
-------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($282,479 / 33,996 shares outstanding)                            $8.31
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

Financial Statements


STATEMENT OF OPERATIONS
Year ended November 30, 1995
(in thousands)

 NET INVESTMENT INCOME

  Interest income                                                                         $22,430
-------------------------------------------------------------------------------------------------
  Expenses:
   Management fee                                                                           2,181
-------------------------------------------------------------------------------------------------
   Custodian and transfer agent fees and related expenses                                     239
-------------------------------------------------------------------------------------------------
   Professional fees                                                                           60
-------------------------------------------------------------------------------------------------
   Reports to shareholders                                                                     37
-------------------------------------------------------------------------------------------------
   Trustees' fees and other                                                                    70
-------------------------------------------------------------------------------------------------
    Total expenses                                                                          2,587
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      19,843
-------------------------------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized gain on sales of investments (including options purchased)                   2,842
-------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                               1,575
-------------------------------------------------------------------------------------------------
    Net realized gain                                                                       4,417
-------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                                     14,452
-------------------------------------------------------------------------------------------------
Net gain on investments                                                                    18,869
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $38,712
-------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                         YEAR ENDED NOVEMBER 30,
                                                                         1995               1994
--------------------------------------------------------------------------------------------------
 OPERATIONS AND DIVIDENDS
  Net investment income                                                 $19,843             21,451
--------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                4,417            (27,056)
--------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                                  14,452             (2,567)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          38,712             (8,172)
--------------------------------------------------------------------------------------------------
Distribution from net investment income                                 (20,296)           (23,236)
--------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  18,416            (31,408)
--------------------------------------------------------------------------------------------------

 NET ASSETS

Beginning of year                                                       264,063            295,471
--------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income of
$138 and $585, respectively)                                           $282,479            264,063
--------------------------------------------------------------------------------------------------

Notes to Financial Statements



--------------------------------------------------------------------------------
1    SIGNIFICANT ACCOUNTING
     POLICIES DESCRIPTION OF FUND. The Fund is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and discount amortization of money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At November 30, 1995 the Fund had $51,446,000 in purchase commitments outstanding (18.2% of net assets) with a corresponding amount of assets segregated.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1995, amounting to approximately $41,775,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2002.

Notes to Financial Statements



                             The Fund declares and pays dividends on a monthly basis. Net realized capital gains, if any, reduced by capital loss carryovers, will be distributed at least annually. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Distributions are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              The Fund has a management agreement with Kemper
                             Financial Services, Inc. (KFS) and pays a management fee at an annual rate of .80% of average weekly net assets. The Fund incurred a management fee of $2,181,000 for the year ended November 30, 1995.

                             Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended November 30, 1995, the transfer agent remitted shareholder services fees to KSvC of $50,000.

                             Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended November 30, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1995, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,557,343

                             Proceeds from sales                       1,507,046

Financial Highlights

                                                               YEAR ENDED NOVEMBER 30,
                                               --------------------------------------------------------
                                                 1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                $7.77        8.69        8.81        8.97        8.70
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .58         .63         .71         .87         .87
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           .56        (.87)       (.12)       (.28)        .28
------------------------------------------------------------------------------------------------------------
Total from investment operations                   1.14        (.24)        .59         .59        1.15
------------------------------------------------------------------------------------------------------------
Less distribution from net investment income        .60         .68         .71         .75         .88
------------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $8.31        7.77        8.69        8.81        8.97
------------------------------------------------------------------------------------------------------------
Market value, end of year                         $7.13        7.13        8.50        8.88        9.00
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
Based on net asset value                          15.20%      (2.85)       6.90        6.76       13.96
------------------------------------------------------------------------------------------------------------
Based on market value                              8.61       (8.24)       3.92        7.00       13.21
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
Expenses                                            .95%        .94         .92         .93         .93
------------------------------------------------------------------------------------------------------------
Net investment income                              7.28        7.68        8.02        9.78       10.02
-------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of year (in thousands)       $282,479     264,063     295,471     298,945     301,207
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             552%        497         326         494         368
------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

                     Description of Dividend Reinvestment and Cash Purchase Plan

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment and Cash Purchase Plan (the
                             "Plan") which is available to you as a shareholder of Kemper Intermediate Government Trust (the
                             "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper
                             Service Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS HELD
     IN EACH ACCOUNT         If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five (5) days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire
                             Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB
                             Shares valued at net asset value per Share
                             (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts. All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

--------------------------------------------------------------------------------
4    ADDITIONAL INFORMATION  Address all notices, correspondence, questions, or other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY

                             P.O. Box 419066

                             Kansas City, Missouri 64141-6066

                             1-800-294-4366

Description of Dividend Reinvestment and Cash Purchase Plan

--------------------------------------------------------------------------------
5    VOLUNTARY CASH
     CONTRIBUTIONS           A participant may from time to time make voluntary
                             cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------
6    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
7    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
8    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
9    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Description of Dividend Reinvestment and Cash Purchase Plan

--------------------------------------------------------------------------------
10     TRANSFER OF SHARES
       HELD BY AGENT         Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
11     SHARES NOT HELD IN
       SHAREHOLDER'S NAME    Beneficial owners of Shares which are held in the
                             name of a broker or nominee will not be
                             automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
12     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
13     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
14     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. Kemper Intermediate Government Trust shareholders were asked to vote on three separate issues: election of two additional members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:
1) Election of additional Trustees

                           For           Withheld
   James E. Akins          24,407,493    14,653
   Fred B. Renwick         24,405,050    17,096

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

    For            Against     Abstain
    23,818,145     189,010     414,991

3) Approval of new investment management agreement

    For            Against     Abstain
    23,426,641     449,272     546,233

                                     NOTES

Trustees and Officers

TRUSTEES                                  OFFICERS

STEPHEN B. TIMBERS                        JOHN E. PETERS
President and Trustee                     Vice President

JAMES E. AKINS                            J. PATRICK BEIMFORD, JR.
Trustee                                   Vice President

ARTHUR R. GOTTSCHALK                      ELIZABETH A. BYRNES
Trustee                                   Vice President

FREDERICK T. KELSEY                       MICHELLE M. KEELEY
Trustee                                   Vice President

DAVID B. MATHIS                           PHILIP J. COLLORA
Trustee                                   Vice President and
                                          Secretary
FRED B. RENWICK
Trustee                                   CHARLES F. CUSTER
                                          Vice President and
JOHN B. TINGLEFF                          Assistant Secretary
Trustee
                                          JEROME L. DUFFY
JOHN G. WEITHERS                          Treasurer
Trustee


LEGAL COUNSEL                              VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                           222 North LaSalle Street
                                           Chicago, IL  60601

SHAREHOLDER SERVICE AGENT                  KEMPER SERVICE COMPANY
                                           P.O. Box 419066
                                           Kansas City, MO  64141-6066

CUSTODIAN AND TRANSFER AGENT               INVESTORS FIDUCIARY TRUST COMPANY
                                           127 West 10th Street
                                           Kansas City, MO  64105

INDEPENDENT AUDITORS                       ERNST & YOUNG LLP
                                           233 South Wacker Drive
                                           Chicago, IL  60606

INVESTMENT MANAGER                         KEMPER FINANCIAL SERVICES, INC.
                                           120 South LaSalle Street
                                           Chicago, IL 60603



[RECYCLED LOGO]                                             [KEMPER FUNDS LOGO]
Printed on recycled paper.                                              1008270
KIGT - 2 (1/96)                                           Printed in the U.S.A.